Liberty Asset Allocation Fund, Variable Series
                   Supplement to Prospectus Dated May 1, 2004


The section "Portfolio Managers and Investment Sub-Advisor" is revised as follows

Liberty Asset Allocation Fund, Variable Series.
Harvey B. Hirschhorn, an executive vice president of Columbia Management Advisors, Inc. (Columbia Management), is the lead portfolio manager of the Fund. Mr. Hirschhorn has been associated with the advisor and its predecessors since 1973. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large cap growth stocks             Alexander S. Macmillan and
                                    Paul J. Berlinguet
Large cap value stocks              Brian J. Cunningham, Gregory M. Miller and
                                    Richard Dahlberg

Mid cap growth stocks               Richard J. Johnson
Mid cap value stocks                Daniel K. Cantor
Small cap growth stocks             Paul J. Berlinguet
Small cap value stocks              Stephen D. Barbaro
Real estate investment trusts       David W. Jellison
Foreign stocks                      NIMNAI
Investment grade bonds              Mark E. Newlin and Todd J. Mick
Non-investment grade bonds          Jeffrey L. Rippey

Alexander S. Macmillan, a senior vice president of Columbia Management and co-head of the advisor's Large Cap Growth team, has co-managed the portion of the Fund allocated to the large cap growth stocks category since April 2003. He has been with Columbia Management and its predecessors since 1989.

Paul J. Berlinguet, Senior Vice President of Columbia Management, head of the advisor's Small Cap Growth team and co-head of the Large Cap Growth team, has co-managed the portion of the Fund allocated to the large cap growth stocks category since October 2003 and the portion of the Fund allocated to the small cap growth stocks category since November 2003. Prior to joining Columbia Management in October 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large cap growth portfolio manager at Baring Asset Management. During his 12-year career at Baring Asset Management, he also managed a small cap aggressive growth unit trust and was lead Portfolio Manager for four years.

Brian Cunningham, Vice President of Columbia Management, is the co-manager for the portion of the Fund allocated to the large cap value stocks category and has co-managed the portion of the Fund allocated to the large cap value stocks category since October 2003. Mr. Cunningham has been with Columbia Management and its predecessor since 1987.

Gregory M. Miller, Senior Vice President of Columbia Management, is the co-manager for the portion of the Fund allocated to the large cap value stocks category and has co-managed the portion of the Fund allocated to the large cap value stocks category since April 2003. Mr. Miller has been with Columbia Management and its predecessor since 1985.

Richard Dahlberg, a senior portfolio manager and head of Columbia Management's Large Cap Value team, is a co-manager for the portion of the Fund allocated to the large cap value stocks category and has co-managed the portion of the Fund allocated to the large cap value stocks category since October 2003. Prior to joining Columbia management in September 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November 2001 to December 2002 and with Pioneer Investment Management, Inc. from September 1998 to November 2001.

Richard J. Johnson, Senior Vice President and Head of Equities -- Portland for Columbia Management, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. Mr. Johnson has been associated with Columbia Management and its predecessors since 1994.

Daniel K. Cantor, Senior Vice President of Columbia Management, manages the portion of the Fund's assets allocated to the mid cap value stocks category. Mr. Cantor has been associated with Columbia Management and its predecessors since 1985.

Stephen D. Barbaro, Vice President of Columbia Management, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been associated with Columbia Management and its predecessors since 1976.

David W. Jellison, Vice President of Columbia Management, manages the portion of the Fund's assets allocated to the REITs category. He has been associated with Columbia Management and its predecessors since 1992.

Mark E. Newlin, senior vice president of Columbia Management, is the co-manager for the portion of the Fund allocated to the investment grade bonds category and has co-managed that portion of the Fund since May, 2004. Mr. Newlin has been associated with Columbia Management since August, 2003. Prior to joining Columbia Management in August, 2003, Mr. Newlin was director of fixed income at Harris Investment Management from March, 1994 to March, 2003.

Todd J. Mick, vice president of Columbia Management; is the co-manager the portion of the Fund allocated to the investment grade bonds category and has co-managed that portion of the Fund since May, 2004. Mr. Mick has been associated with Columbia Management since 2000. Prior to joining Columbia Management, Mr. Mick was an investment officer with The Northern Trust Company from 1993 to 2000.

Jeffrey L. Rippey, Senior Vice President of Columbia Management, manages the portions of the Fund's assets allocated to the non-investment grade bonds category. Mr. Rippey has been associated with Columbia Management and its predecessors since 1987.

Nordea Investment Management North America, Inc. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that the Fund's advisor shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Asset Allocation Fund's assets under management by NIMNAI. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of Nordea Securities, Inc. In its duties as investment sub-advisor, NIMNAI manages a portion of the Asset Allocation Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2004, NIMNAI managed over $75 million in assets.

NIMNAI investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Asset Allocation Fund.

                                                                   May 17, 2004